EXHIBIT 10.26

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 14, 2015 (the “Agreement”) is entered into among Joy Global Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 29, 2014 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement as described below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Covenant Relief Period” means the period from and including the Third Amendment Effective Date through and including the earlier of (a) April 27, 2018, and (b) the date upon which the Borrower elects in its sole discretion to terminate such period by providing written notice to the Administrative Agent.

“Third Amendment Effective Date” means December 14, 2015.

(b)    In the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement, the following new clause (vi) is hereby added immediately following clause (v) and prior to the word “minus”:

and (vi) cash restructuring charges in an aggregate amount not to exceed $40,000,000 in any fiscal year

(c)    The proviso in the definition of “Eurodollar Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

; provided that, (x) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice for LIBOR based loans; provided further that, to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and (y) if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(d)    Clause (e) of the definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e)    Section 8.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

8.02    Priority Debt.
Permit the aggregate amount of all Priority Debt at any one time outstanding to exceed twenty percent (20%) of Consolidated Net Worth; provided that, notwithstanding the foregoing, at all times during the Covenant Relief Period, the aggregate amount of Priority Debt at any one time outstanding shall not be permitted to exceed ten percent (10%) of Consolidated Net Worth.
(f)    Section 8.05(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(c)    the Borrower may declare and make unlimited Restricted Payments if, immediately before and after giving effect thereto, (i) no Default shall have occurred and be continuing and (ii) the Borrower is in compliance with the financial covenants set forth in Section 8.09 on a Pro Forma Basis; provided that, notwithstanding the foregoing, during the Covenant Relief Period, the Borrower may only declare and make Restricted Payments in the form of cash dividends on the Borrower’s common stock in an aggregate amount not to exceed $25,000,000 in any fiscal year so long as immediately before and after giving effect thereto, the conditions in clauses (i) and (ii) above are satisfied.
(g)    Section 8.09(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Consolidated Leverage Ratio. During the Covenant Relief Period, permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than the ratio set forth below for such fiscal quarter:

Fiscal Quarter	Maximum Consolidated Leverage Ratio
January 29, 2016	3.0 to 1.0
April 29, 2016	3.50 to 1.0
July 29, 2016	4.25 to 1.0
October 28, 2016	4.50 to 1.0
January 27, 2017	4.50 to 1.0
April 28, 2017	4.50 to 1.0
July 28, 2017	4.25 to 1.0
October 27, 2017	4.0 to 1.0
January 26, 2018	3.50 to 1.0
April 27, 2018	3.0 to 1.0

; provided, however, if the Borrower has terminated the Covenant Relief Period, then in lieu of the foregoing, the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower ending on or after the effective date of the termination of the Covenant Relief Period shall not be permitted to be greater than 3.0 to 1.0.
2.    Condition Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; and

(b)    receipt by the Administrative Agent of any fees required to be paid on or before the Third Amendment Effective Date.

3.    Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees, charges and disbursements of the Administrative Agent’s counsel to the extent provided in Section 11.04(a) of the Credit Agreement.

4.    Miscellaneous.

(a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or other electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                JOY GLOBAL INC.,
a Delaware corporation

By:___________________________
Name:    Barbara G. Bolens
Title:    Vice President and Treasurer
GUARANTORS:            JOY GLOBAL UNDERGROUND MINING LLC,
a Delaware limited liability company

By: ___________________________
Name:    Kenneth J. Stark
Title:    Treasurer

JOY GLOBAL SURFACE MINING INC.,
a Delaware corporation

By: ___________________________
Name:    Kenneth J. Stark
Title:    Treasurer

N.E.S. INVESTMENT CO.,
a Delaware corporation

By: ___________________________
Name:    Kenneth J. Stark
Title:    Treasurer

JOY GLOBAL CONVEYORS INC.,
a Delaware corporation

By: ___________________________
Name:    Kenneth J. Stark
Title:    Treasurer

JOY GLOBAL LONGVIEW OPERATIONS LLC,
a Texas limited liability company

By: ___________________________
Name:    Kenneth J. Stark
Title:    Treasurer

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: ___________________________
Name:
Title:

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender

By: ___________________________
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: ___________________________
Name:
Title:

MIZUHO BANK (USA),
as a Lender

By: ___________________________
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: ___________________________
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: ___________________________
Name:
Title:

CITIZENS BANK, N.A.,
as a Lender

By: ___________________________
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: ___________________________
Name:
Title:

GOLDMAN SACHS BANK USA,
as a Lender

By: ___________________________
Name:
Title:

THE NORTHERN TRUST COMPANY,
as a Lender

By: ___________________________
Name:
Title:

MERCANTIL COMMERCEBANK, N.A.,
as a Lender

By: ___________________________
Name:
Title: